UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 12, 2009

EXTERRAN PARTNERS, L.P.
__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 836-7000

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Consolidated Balance Sheets of Exterran General Partner, L.P., the general partner of Exterran Partners, L.P., at December 31, 2008 and 2007 are included as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Consolidated Balance Sheets of Exterran General Partner, L.P. dated as of December 31, 2008 and 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.

	By:	Exterran General Partner, L.P., its general partner

	By:	Exterran GP LLC, its general partner

(Registrant)

March 12, 2009	By:	/s/ DAVID S. MILLER

David S. Miller
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Consolidated Balance Sheets of Exterran General Partner, L.P. dated as of December 31, 2008 and 2007.